THE GABELLI ASSET FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2001


                      [GRAPHIC OF FIVE STARS APPEARS HERE]



      MORNINGSTAR RATED[TM] GABELLI ASSET FUND 5 STARS OVERALL AND FOR THE FIVE- AND TEN-YEAR PERIODS ENDED 03/31/01 AMONG 2653 AND 839 DOMESTIC
   EQUITY FUNDS, RESPECTIVELY, AND FOUR STARS FOR THE THREE-YEAR PERIOD ENDED
                   03/31/01 AMONG 4298 DOMESTIC EQUITY FUNDS.



TO OUR SHAREHOLDERS,

    A rapidly decelerating economy and widespread corporate earnings distress continued to plague the stock market in the first quarter of 2001. Richly valued growth sectors, particularly technology, sustained most of the damage early in the quarter. But, in March, more reasonably priced sectors were dragged lower as equity investors headed for the exits.

    Buoyed by the strong relative performance of media and selected industrial stocks, and takeover profits from one of our largest portfolio holdings, The Gabelli Asset Fund (the "Fund") was able to preserve shareholder capital in this truly miserable stock market environment.

INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 2001, the Fund's total return declined 2.57%. The Standard & Poor's ("S&P") 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 11.85%, 25.51%, and 8.02%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 5.08% over the trailing twelve-month period. The S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average declined 21.67%, 59.76%, and 8.06%, respectively, over the same twelve-month period.

    For the two-year period ended March 31, 2001, the Fund's total return averaged 7.99% annually. The S&P 500 Index and Nasdaq Composite Index declined 3.88% and 13.53%, respectively, while the Dow Jones Industrial Average rose 2.10%, over the same two-year period. For the five-year period ended March 31, 2001, the Fund's total return averaged 15.79% annually versus average annual total returns of 14.18%, 10.81%, and 14.10% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                                Quarter
                                           ------------------------------------------------
                                               1st         2nd         3rd           4th              Year
2001:   Net Asset Value.................    $33.03         --           --            --               --
        Total Return....................     (2.6)%        --           --            --               --
--------------------------------------------------------------------------------------------------------------
2000:   Net Asset Value.................    $40.93        $40.18      $40.14         $33.90          $33.90
        Total Return....................      0.2%         (1.8)%      (0.1)%         (0.7)%          (2.4)%
--------------------------------------------------------------------------------------------------------------
1999:   Net Asset Value.................    $37.18        $41.38      $39.52         $40.84          $40.84
        Total Return....................      4.8%         11.3%       (4.5)%         15.3%           28.5%
--------------------------------------------------------------------------------------------------------------
1998:   Net Asset Value.................    $36.00        $36.41      $31.24         $35.47          $35.47
        Total Return....................     13.0%          1.1%      (14.2)%         18.2%           15.9%
--------------------------------------------------------------------------------------------------------------
1997:   Net Asset Value.................    $27.00        $31.45      $34.99         $31.85          $31.85
        Total Return....................      2.2%         16.5%       11.3%           4.3%           38.1%
--------------------------------------------------------------------------------------------------------------
1996:   Net Asset Value.................    $27.44        $28.09      $27.92         $26.42          $26.42
        Total Return....................      6.6%          2.4%       (0.6)%          4.5%           13.4%
--------------------------------------------------------------------------------------------------------------
1995:   Net Asset Value.................    $23.84        $25.10      $26.76         $25.75          $25.75
        Total Return....................      7.3%          5.3%        6.6%           3.7%           24.9%
--------------------------------------------------------------------------------------------------------------
1994:   Net Asset Value.................    $22.63        $22.36      $23.56         $22.21          $22.21
        Total Return....................     (2.9)%        (1.2)%       5.4%          (1.2)%          (0.1)%
--------------------------------------------------------------------------------------------------------------
1993:   Net Asset Value.................    $21.10        $22.10      $23.63         $23.30          $23.30
        Total Return....................      6.1%          4.7%        6.9%           2.5%           21.8%
--------------------------------------------------------------------------------------------------------------
1992:   Net Asset Value.................    $19.04        $18.91      $19.02         $19.88          $19.88
        Total Return....................      6.0%         (0.7)%       0.6%           8.5%           14.9%
--------------------------------------------------------------------------------------------------------------
1991:   Net Asset Value.................    $17.36        $17.36      $17.90         $17.96          $17.96
        Total Return....................     11.1%          0.0%        3.1%           3.2%           18.1%
--------------------------------------------------------------------------------------------------------------
1990:   Net Asset Value.................    $16.48        $16.81      $15.21         $15.63          $15.63
        Total Return....................     (4.5)%         2.0%       (9.5)%          7.8%           (5.0)%
--------------------------------------------------------------------------------------------------------------
1989:   Net Asset Value.................    $16.46        $18.01      $18.73         $17.26          $17.26
        Total Return....................     12.0%          9.4%        4.0%          (1.0)%          26.2%
--------------------------------------------------------------------------------------------------------------
1988:   Net Asset Value.................    $13.49        $14.62      $14.94         $14.69          $14.69
        Total Return....................     14.4%          8.4%        2.2%           3.5%           31.1%
--------------------------------------------------------------------------------------------------------------
1987:   Net Asset Value.................    $12.97        $13.93      $14.66         $12.61          $12.61
        Total Return....................     19.6%          7.4%        5.2%         (14.0)%          16.2%
--------------------------------------------------------------------------------------------------------------
1986:   Net Asset Value.................    $10.44        $11.21      $11.29         $11.28          $11.28
        Total Return....................      4.4%(b)       7.4%        0.7%          (0.1)%          12.8%(b)
--------------------------------------------------------------------------------------------------------------

-------------------------------------------------
   Average Annual Returns - March 31, 2001 (a)
   -------------------------------------------
   1 Year............................  (5.08)%
   5 Year............................   15.79%
   10 Year...........................   15.21%
   Life of Fund (b)..................   16.03%
-------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on March 3, 1986.

                           Dividend History
-------------------------------------------------------------------
Payment (ex) Date           Rate Per Share       Reinvestment Price
-----------------           --------------       ------------------
December 27, 2000                $5.880                 $33.37
December 27, 1999                $4.630                 $39.92
December 28, 1998                $1.419                 $34.60
December 30, 1997                $4.610                 $31.73
December 31, 1996                $2.770                 $26.42
December 29, 1995                $2.000                 $25.75
December 30, 1994                $1.056                 $22.21
December 31, 1993                $0.921                 $23.30
December 31, 1992                $0.755                 $19.88
December 31, 1991                $0.505                 $17.96
December 31, 1990                $0.770                 $15.63
December 29, 1989                $1.278                 $17.26
December 30, 1988                $0.775                 $14.69
January 4, 1988                  $0.834                 $12.07
March 9, 1987                    $0.505                 $12.71

    For the ten-year period ended March 31, 2001, the Fund's total return averaged 15.21% annually versus average annual total returns of 14.41%, 14.33%, and 15.62% for the S&P 500, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on March 3, 1986 through March 31, 2001, the Fund had a cumulative total return of 843.23%, which equates to an average annual total return of 16.03%.

COMMENTARY

MONETARY POLICY + FISCAL POLICY + LEVELING OF ENERGY + ROUND OF INVENTORY CORRECTIONS = CONSUMER LEAD ECONOMIC RECOVERY AND EARNINGS GAINS IN 2002

    Federal Reserve Board ("Fed") Chairman Alan Greenspan was a superhero to Wall Street through a decade-long economic expansion and bull market. Suddenly, he is on the verge of becoming public enemy number one, raising interest rates too aggressively when the economy and stock market were roaring, and failing to reverse course fast enough as the economy flagged and the stock market went into a tailspin. In reality, Mr. Greenspan has always been a mere mortal, and a very smart guy who has done a good job tuning monetary policy to the natural rhythms of the business cycle.

    It took a series of six Federal Funds rate hikes to put the brakes on a runaway economy. The Fed has already cut rates three times in the first quarter, once again in April, and it will probably continue easing to help the economy regain momentum. Fed rate cuts will eventually put the economy back on a growth path, albeit not as rapidly as Wall Street might like. While the stock market decline has been painful for everyone, much if not all the excesses in the market have been eliminated, providing a much more solid foundation to build upon.

YES VIRGINIA, THERE IS A BUSINESS CYCLE

    Where are we today? Where are we headed tomorrow? Most of us with gray hair (or no hair) have been around long enough to recognize an old-fashioned inventory correction when we see one. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, inventories back up and production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off. This is Economics 101. The only difference in this otherwise classic inventory correction is that it developed much quicker than most expected and had an exaggerated impact on a grossly overvalued stock market.

AND THE QUESTION IS ...

    Let us revisit what we articulated in our 2000 annual report. "OVER THE NEXT SEVERAL MONTHS, THE OVERALL MARKET NEEDS TO UNDERSTAND WHETHER MONETARY POLICY (GREENSPAN'S RATE CUTS) MARRIED WITH FISCAL POLICY (BUSH'S TAX CUTS) WILL PROVIDE THE BALLAST TO OVERCOME THE ECONOMIC DRAG CREATED BY: A CONSUMER SPENDING BINGE (TIED TO THE STOCK MARKET'S WEALTH EFFECT); OVERSPENDING ON CAPITAL EQUIPMENT; AND A TRADE DEFICIT OF GIGANTIC PROPORTIONS."

    In our opinion, this inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.

MARKET LIMBO--HOW LOW CAN IT GO?

    Just because we see light at the end of the economic tunnel, does not mean the market has bottomed. Investors overreact to good and bad news. We will continue to see some bad economic news over the next several quarters, such as rising unemployment and concerns over the dollar imbalance. So, we suggest that investors keep their seat belts buckled in expectation of further market turbulence, while we invest in terrific opportunities that Mr. Market has provided.

                              EURO VS. U.S. DOLLAR


                             [GRAPHIC APPEARS HERE]



     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 For 1999          For 2000          For 2001
                 --------          --------          --------
Jan               1.1812            1.0155            0.9465
                  1.176             1.0309            0.9477
                  1.1636            1.0335            0.945
                  1.1672            1.0324            0.9535
                  1.1554            1.0294            0.9486
                  1.1534            1.0252            0.94
                  1.1548            1.0322            0.9409
                  1.1698            1.0281            0.9525
                  1.1689            1.027             0.9486
                  1.1591            1.0128            0.942
                  1.161             1.0121            0.9373
                  1.1575            1.0115            0.9308
                  1.1577            1.0133            0.9437
                  1.1582            1.01              0.9369
                  1.1566            1.0019            0.9375
                  1.1577            1.0041            0.9389
                  1.1481            1.0011            0.9258
                  1.1395            0.989             0.9219
                  1.1371            0.9765            0.9213
                  1.1303            0.9757            0.918
Feb               1.1328            0.9731            0.9267
                  1.1339            0.9768            0.9309
                  1.1306            0.9887            0.9387
                  1.1283            0.976             0.9357
                  1.1296            0.9783            0.9398
                  1.13              0.9862            0.9304
                  1.1331            0.9914            0.9332
                  1.1303            0.9865            0.9183
                  1.1282            0.9847            0.9266
                  1.1189            0.9783            0.929
                  1.123             0.9834            0.9207
                  1.1223            0.9842            0.92
                  1.1075            0.9863            0.9059
                  1.1037            0.985             0.9163
                  1.0993            1.006             0.9198
                  1.0972            1.0017            0.9098
                  1.1068            0.9931            0.9071
                  1.0995            0.9763            0.907
                  1.0891            0.9669            0.9097
                  1.0931            0.9643            0.9095
                  1.0888            0.97              0.9129
Mar               1.0824            0.9619            0.9213
                  1.0843            0.9618            0.9292
                  1.0899            0.9603            0.9341
                  1.0873            0.956             0.929
                  1.0961            0.9576            0.9312
                  1.0932            0.9684            0.9276
                  1.0936            0.9659            0.9278
                  1.093             0.9648            0.9317
                  1.0915            0.9644            0.9302
                  1.1015            0.9696            0.9155
                  1.099             0.971             0.9135
                  1.0923            0.9694            0.9047
                  1.0915            0.971             0.8927
                  1.0918            0.9703            0.8983
                  1.0921            0.9608            0.9054
                  1.0871            0.9691            0.8972
                  1.0743            0.9724            0.8879
                  1.0716            0.9645            0.8926
                  1.0732            0.9614            0.8956
                  1.0808            0.9524            0.8912
                  1.0782            0.9594            0.888
                  1.0782            0.9574            0.8808
                  1.0706            0.956             0.8791
Apr               1.0838            0.9588            0.8825
                  1.0784            0.9647            0.8925
                  1.0835            0.958             0.9015
                  1.0786            0.959             0.8976
                  1.0842            0.9588            0.9002
                  1.078             0.9591            0.9014
                  1.0779            0.9551            0.8888
                  1.0717            0.9524            0.8857
                  1.0688            0.9564            0.8924
                  1.0608            0.955             0.8862
                  1.063             0.9477            0.8816
                  1.0612            0.9369            0.8838
                  1.0598            0.9376            0.8911
                  1.0634            0.9379            0.9032
                  1.059             0.9396            0.896
                  1.0649            0.9265            0.8947
                  1.0616            0.9217            0.8976
                  1.0591            0.9083            0.9012
                  1.0564            0.9089            0.8925
                  1.0571            0.912             0.8873
                  1.0593            0.9068            0.8939
                  1.0724            0.8891            0.8925
May               1.0779            0.8907            0.8888
                  1.0781            0.8953            0.8937
                  1.0787            0.895             0.8918
                  1.072             0.9023            0.8849
                  1.0666            0.9097
                  1.0626            0.9021
                  1.065             0.908
                  1.0672            0.9138
                  1.0672            0.9053
                  1.0641            0.8921
                  1.063             0.8952
                  1.0577            0.8946
                  1.0593            0.9036
                  1.0587            0.9032
                  1.0471            0.9096
                  1.0439            0.9072
                  1.0422            0.931
                  1.0449            0.9314
                  1.0357            0.9328
                  1.0355            0.9307
                  1.0327            0.9432
                  1.0296            0.9471
Jun               1.0438            0.957
                  1.045             0.96
                  1.0477            0.9548
                  1.0516            0.9526
                  1.0416            0.9544
                  1.042             0.9619
                  1.0298            0.959
                  1.0329            0.953
                  1.0368            0.9648
                  1.0323            0.9622
                  1.0323            0.9557
                  1.0316            0.9455
                  1.0372            0.9398
                  1.0448            0.9358
                  1.0373            0.9382
                  1.0337            0.9444
                  1.031             0.9444
                  1.0236            0.9515
                  1.0244            0.9545
                  1.0249            0.9526
                  1.0224            0.9548
                  1.0198            0.9527
Jul               1.0186            0.9484
                  1.0139            0.9521
                  1.0176            0.9497
                  1.0215            0.9401
                  1.022             0.9339
                  1.0203            0.9374
                  1.0203            0.9351
                  1.042             0.9322
                  1.0526            0.9237
                  1.0509            0.9292
                  1.0497            0.9343
                  1.0651            0.9314
                  1.0627            0.9391
                  1.0644            0.9413
                  1.0719            0.9331
                  1.0694            0.9246
                  1.0661            0.9266
                  1.068             0.9228
                  1.0766            0.9137
                  1.0793            0.9042
                  1.077             0.9075
                  1.0694            0.9105
Aug               1.0752            0.9019
                  1.066             0.8991
                  1.0636            0.9077
                  1.0568            0.9046
                  1.0557            0.9037
                  1.0525            0.9135
                  1.0505            0.9143
                  1.0643            0.9152
                  1.0654            0.9068
                  1.0553            0.9027
                  1.0506            0.8965
                  1.0461            0.8967
                  1.0441            0.9028
                  1.046             0.9024
                  1.0445            0.9002
                  1.0581            0.8966
                  1.0582            0.8924
                  1.0689            0.8878
                  1.0605            0.8993
                  1.0581            0.8876
                  1.059             0.8702
                  1.0543            0.874
Sep               1.0402            0.8664
                  1.04              0.8624
                  1.0408            0.8596
                  1.0385            0.864
                  1.0418            0.8617
                  1.0399            0.8572
                  1.0408            0.8527
                  1.046             0.8514
                  1.05              0.8463
                  1.0415            0.8559
                  1.0466            0.8794
                  1.0431            0.8738
                  1.0509            0.8813
                  1.0613            0.8807
                  1.0643            0.883
                  1.0718            0.8842
                  1.0703            0.8788
                  1.0693            0.8745
                  1.0704            0.8727
                  1.0721            0.8691
                  1.063             0.8686
Oct               1.0737            0.8682
                  1.0758            0.8716
                  1.0799            0.8644
                  1.0887            0.8567
                  1.0863            0.8491
                  1.0833            0.8509
                  1.0765            0.8391
                  1.0808            0.8412
                  1.0678            0.8406
                  1.0666            0.8364
                  1.0578            0.8364
                  1.0532            0.8274
                  1.0519            0.8273
                  1.0518            0.8408
                  1.0494            0.8433
                  1.0506            0.8485
                  1.0485            0.8588
                  1.044             0.8579
                  1.04              0.8619
                  1.0363            0.8585
                  1.0401            0.8585
Nov               1.0436            0.8554
                  1.0315            0.8574
                  1.0315            0.8624
                  1.0312            0.8574
                  1.0403            0.8571
                  1.0297            0.8534
                  1.0313            0.8517
                  1.0327            0.8487
                  1.0261            0.846
                  1.0176            0.8424
                  1.0137            0.8401
                  1.01              0.8383
                  1.0077            0.8503
                  1.0059            0.8544
                  1.0023            0.8577
                  1.0016            0.8694
                  1.0252            0.8768
                  1.0222            0.8876
                  1.0263            0.8803
                  1.0161            0.8881
Dec               1.0158            0.8891
                  1.012             0.8842
                  1.0067            0.8776
                  1.0066            0.8774
                  1.0169            0.8755
                  1.0088            0.8861
                  1.0066            0.8983
                  1.0093            0.8929
                  1.008             0.8903
                  1.0162            0.906
                  1.0128            0.9112
                  1.0136            0.9231
                  1.0068            0.9306
                  1.0045            0.9258
                  1.0024            0.9393
                  1.007



    Today, we can buy pieces of terrific businesses run by good managers at 3, 4, and 5 times free cash flow. We believe we can earn good long-term returns as these businesses grow and periodically receive windfall profits as corporate acquirers take advantage of portfolio bargains.

GREAT EXPECTATIONS

    Although we believe the stock market will rebound in the second half and continue to deliver better long-term returns than other asset classes, we caution investors not to expect too much. Over the next decade, we see Gross World Product ("GWP") growing 3% to 3.5% annually with inflation running at 2% to 3%. Companies are still cutting costs and improving productivity. So, on a secular basis, we think 8% to 9% average annualized earnings gains are realistic. However, going forward, we do not expect equity returns to nearly double earnings gains as they did over the last decade. We think it is more likely for stock returns to approximate earnings growth. This may be disappointing to a generation of investors who have become accustomed to annual percentage gains in the mid to high teens. But, to put it in perspective, it translates into 20,000 on the Dow Jones Industrial Average in ten years. We suggest that doubling your money over the next decade is not such a bad deal.

COURT TV

    On March 3, 2001, the U.S. Court of Appeals for the District of Columbia Circuit ruled that federal regulations preventing companies from serving more than 30% of the nation's total cable television or satellite television markets violated their First Amendment Rights of free speech. The court also struck down rules barring cable television companies from controlling more than 40% of the channels and programming assets they offer to the public. This is a big win for big cable and for investors who own smaller CATV (Community Access Television) and cable network stocks, which are likely targets in the next round of consolidation in the industry.

  The court's decision may be the death knell for other restrictive Federal Communications Commission ("FCC") regulations, such as rules preventing broadcasters from owning TV stations reaching more than 35% of the total population, and barring companies from owning television stations and newspapers in the same markets. We suspect the court's decision will encourage the FCC to consider sweeping changes in existing regulations that have prevented multimedia giants from expanding their turf.

ADDITIONAL CATALYSTS

    Going forward, new full disclosure regulations (so-called FD rules) should compel Wall Street to focus more on fundamentals in the future. Too many Wall Street analysts have been serving as investment bankers in drag tailoring their stock recommendations to please existing investment banking clients and attract new ones, rather than providing an honest appraisal of companies' fundamental prospects. In addition, too much focus was placed on short-term earnings dynamics rather than long-term fundamentals. To wit, you could have filled a small library with Wall Street's dot-com stock recommendations when the new issues market was at its hottest in early 2000. In addition, momentum investors needed early insights into monthly data, which were not available to the general investor, to maintain their game. Consequently, investors concentrating on fundamentals, particularly those focusing on the long ignored and undervalued small cap sector, should receive more support from Wall Street going forward. We believe this will benefit value oriented fundamentalists such as yours truly. Some have described our research process as "going belly to belly" with management, and seeing customers and competitors. This will help Wall Street refocus its research on smaller companies as they provide good insights into larger companies in an industry.

    Currently, the Financial Accounting Standards Board ("FASB") is in the process of substantially altering APB 17, which is an accounting rule that focuses on the amortization of goodwill. Under the original APB 17, when a company makes an acquisition under the purchase method of accounting, the excess of cost over the fair value of the net assets acquired is recorded as goodwill and put on the balance sheet. The goodwill is then amortized over a period of no longer than 40 years - impacting reported earnings. Under the new proposal by the FASB (which is still being drafted by the FASB), goodwill would still be recognized and placed on the balance sheet, but it would no longer be amortized over 40 years. Instead, goodwill would be reviewed for impairment and periodically written down when necessary. Simply stated, using purchase accounting will no longer be a deterrent to transactions. This should fuel the propensity for deal activity.

                             [GRAPHIC APPEARS HERE]

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                               U.S. DEAL ACTIVITY
                             1991               135
                             1992               150
                             1993               234
                             1994               340
                             1995               511
                             1996               652
                             1997               919
                             1998             1,620
                             1999             1,745
                             2000             1,833


    An added element spurring on Mergers & Acquisitions ("M&A") activity is the change in the Hart-Scott-Rodino ("HSR") Act. HSR was enacted to provide the public with adequate visibility to a corporate transaction. Previously, any stock purchase larger than $15 million required a notice filing under HSR. Effective February 1, 2001, this "bar" has been raised to $50 million - permitting more "involuntary" deals to take place. Our portfolio is full of small companies trading at discounts to Private Market Value, defined as the price an informed industrialist would be willing to pay for the company's assets. We expect takeover lightning to hit more of these small cap portfolio holdings in the year ahead.

    Finally, banking company regulations are also in transition. One element affecting their reported earnings are new accounting rules which require companies to record derivative instruments and certain hedging activities at fair market value. Changes in the fair market values of these items will flow through a bank's Profit & Loss ("P&L"), creating volatility in earnings. Formerly, these transactions had no effect on earnings. The same may apply to debt instruments.

-----------------------------------------------------------------------
                           FLOW OF FUNDS ($ Billions)
SOURCES                  1997         1998         1999         2000
-------                  ----         ----         ----         ----
U.S. Deals               $919       $1,620       $1,745       $1,833
Stock Buybacks            181          207          176          227
Mutual Fund               232          159          222          297
Dividends                 335          352          371          400
                        -----        -----        -----        -----
TOTAL SOURCES:         $1,667       $2,338       $2,514       $2,757
                        =====        =====        =====        =====
SOURCE: THOMSON FINANCIAL SECURITIES DATA, BIRINYI ASSOCIATES
-----------------------------------------------------------------------

DEAL ACTIVITY

    A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of our Asset Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

-------------------------------------------------------------------------------------------------------------------
                                                  2001 COMPLETED DEALS

                                        NUMBER        AVERAGE COST         CLOSING
FUND HOLDING                         OF SHARES (a)    PER SHARE (b)       PRICE (c)    CLOSING DATE     % RETURN (d)
------------                         -------------    -------------       ---------    ------------     ------------
FIRST QUARTER 2001 ANNOUNCED DEALS
----------------------------------
MicroTouch Systems Inc.                   4,000           $14.01            $21.00        01/03/01          49.89%
Block Drug Co. Inc., Cl. A               48,000            35.63             52.94        01/12/01          48.58%
Mikasa Inc.                              52,000            13.79             16.47        01/16/01          19.43%
Basin Exploration Inc.                    6,000            15.52             21.25        02/02/01          36.92%
Delco Remy International Inc.             5,000             7.05              9.46        02/23/01          34.18%
Azurix Corp.                            820,000             6.47              8.38        03/19/01          29.52%

FIRST QUARTER 2001 FINANCIAL ENGINEERING
----------------------------------------
Bowlin Outdoor Advertising
      & Travel Centers Inc.              30,000             5.03              8.05        02/01/01          60.04%
RPC Inc.                                292,500             3.14             10.60        03/01/01         237.58%
-------------------------------------------------------------------------------------------------------------------

(a) Number  of  shares  held  by the Fund on the final day of  trading  for  the issuer.
(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.
(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.
(d) Represents average estimated return based on average cost per share and closing price per share.
NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------


REPUBLICANS TO THE RESCUE

    Putting aside political preferences and other important political issues, Republican George W. Bush's victory may foreshadow a period of relaxed federal regulation. We believe that the new Federal Trade Commission ("FTC") Chairman will be somewhat less sensitive to anti-trust issues, and the Justice Department will be somewhat more reluctant to prosecute companies whose business success has translated into dominant market shares. We are not suggesting monopolies are a good thing. In fact, we hope the government continues to protect American consumers from the abuses that can result from too much pricing power being concentrated in too few hands. However, we are now in a truly global marketplace in which technology continues to knock down competitive barriers. We do not think it is productive to handcuff large American companies trying to improve their competitive position on the global economic stage.

HOW MUCH IS THAT DOGGIE IN THE WINDOW?

    When you buy great businesses at bargain prices, takeover lightning will bolster returns. Sometimes lightning strikes a bunch of smaller portfolio trees. This quarter it hit one of our largest positions, Ralston Purina Company, which on January 16, 2001 agreed to be acquired by Nestle S.A. for $33.50 per share.

    In recent years, while all Wall Street's analytical expertise (a new oxymoron?) was focused on technology, we were studying more prosaic businesses--the kind of things you didn't need an advanced computer sciences degree from MIT to understand. When we started researching the pet products industry, we saw positive growth demographics and some wonderful companies trading at very attractive valuations. Among our favorites was Ralston Purina, the number one pet-food company in the world. The Ralston Purina/Nestle deal is scheduled to close by the end of this year, with a takeout premium approximately twice that of the Fund's average cost, proving that the best investments are often right under your nose, or in this case, digging holes in the backyard or scratching the living room furniture.

THIS QUARTER'S SCORECARD

    Among this quarter's best performers were telecommunications/cable television giant AT&T, small group broadcasters Granite Broadcasting and Gray Communications, broadcaster/newspaper publisher Media General, and auto-parts manufacturers Standard Motor Products, Modine, Sealed Air, Dana Corp., and Gencorp. Drug retailer Rite Aid, the services conglomerate Cendant Corp., and video rental giant Blockbuster also generated good returns. There was a definite "worst to first" flavor to the first page of our performance rankings list, with some beaten down portfolio companies rebounding strongly.

    The reverse characterized our biggest losers list, with telecommunications equipment manufacturer Nortel Networks, wireless services provider Nextel Communications, and financial services giant American Express retreating after strong gains in recent years.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AOL TIME WARNER INC. (AOL - $40.15 - NYSE) is the global leader in media and entertainment, with interests in internet access, filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. AOL Time Warner controls a host of powerful brands, such as America on Line, Warner Brothers, CNN, HBO, Cinemax, and Time magazine.

CABLEVISION SYSTEMS CORP. (CVC - $83.36 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves nearly 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. On March 30, 2001 shares that track the performance of the firm's national cable programming subsidiary, Rainbow Media Group (RMG - $26.00 - NYSE), began trading on the NYSE. Rainbow manages growing content offerings such as American Movie Classics, Bravo and The Independent Film Channel.

CHRIS-CRAFT INDUSTRIES INC. (CCN - $63.25 - NYSE), through its 80% ownership of BHC Communications (BHC - $121.00 - AMEX), is primarily a television broadcaster. BHC owns and operates UPN affiliated stations in New York (WWOR), Los Angeles (KCOP) and Portland, Oregon (KPTV). BHC also owns 58% of United Television Inc. (UTVI - $113.75 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and five UPN affiliates. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. Chris-Craft is a major beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. The Chris-Craft complex is debt free, with roughly $1.5 billion in cash and marketable securities. On August 14, 2000, News Corp. (NWS - $31.40
- NYSE) announced that it would purchase Chris-Craft (along with BHC and United Television) in a deal worth $5.35 billion. According to the terms of the deal, CCN shareholders will receive a package of cash and securities having an "initial" stated value of $85 per share.

LIBERTY MEDIA GROUP (LMG'A - $14.00 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. Liberty Media holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in mid-2001.

NEIMAN MARCUS GROUP INC. (NMG - $32.60 - NYSE) is a high-end specialty retailer that offers fashion apparel and accessories primarily from designers. NMG operates two specialty-retailing entities, Neiman Marcus and Bergdorf Goodman, in 31 stores across 16 states. The company has opened three stores in Cleveland, Phoenix, and Seattle to test a new concept, known as the Galleries of Neiman Marcus, featuring precious and fine jewelry, gifts and decorative home accessories. These stores allow NMG to further leverage its expertise in these categories and extend the company's brand into certain markets that are not large enough to support NMG's full-line stores.

TELEPHONE & DATA SYSTEMS INC. (TDS - $93.50 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $63.50 -
AMEX) and its wireline telephone operations through its wholly-owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp. (VSTR - $92.375 - Nasdaq), TDS now owns 35.6 million shares of VoiceStream valued at over $4.0 billion. VoiceStream is in the process of being acquired by Deutsche Telekom (DT - $23.19 - NYSE), a former German phone monopoly, for 3.2 DT shares plus $30 in cash per VSTR share.

UNITED TELEVISION INC. (UTVI - $113.75 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates seven of the stations (one ABC, one NBC and five UPN affiliates) that comprise Chris-Craft's (CCN - $63.25 - NYSE) television division. UTVI stations cover approximately nine percent of the U.S. population. UTVI is 58%-owned by BHC Communications (BHC - $121.00 - AMEX). United Television is a beneficiary of the recent FCC ruling allowing television duopoly, or ownership of two stations in a single market. On August 14, 2000, News Corp. (NWS - $31.40 - NYSE) announced it would purchase United Television (along with Chris-Craft and BHC) in a deal worth $5.35 billion

USA NETWORKS INC. (USAI - $23.9375 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella the USA Network, the Sci-Fi Channel, USA Networks Studios, The Home Shopping Network and the Ticketmaster Group. The strategy is to integrate these assets, leveraging programming, production capabilities and electronic commerce across the entire distribution platform. As media, advertising and direct selling converge, USA stands to be a major player.

VIACOM INC. (VIA - $44.50 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

MINIMUM INITIAL INVESTMENT - $1,000

    The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

    Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

    In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                      WHO                    WHEN
                      ---                    ----
Special Chats:        Mario J. Gabelli       First Monday of each month
                      Howard Ward            First Tuesday of each month

    In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                  MAY                   JUNE                 JULY
                  ---                   ----                 ----
1st Wednesday     Ivan Arteaga          Caesar Bryan         July 4th - Holiday
2nd Wednesday     Walter Walsh          Kellie Stark         Charles Minter
3rd Wednesday     Jeff Fahrenbruch      Ivan Arteaga         Walter Walsh
4th Wednesday     Tim O'Brien           Barbara Marcin       Barbara Marcin


    All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

    You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      There is still a business cycle that impacts corporate profits. When earnings disappoint, the most richly valued stocks decline the most. These simple economic/investment truths should be self-evident. We believe we are in the midst of what will prove to be a relatively short-lived inventory correction and that corporate earnings will begin recovering next year. If history is to be the prologue to the future, the stock market should begin anticipating a profit recovery later this year. In the interim, the market will remain volatile, frightening off inexperienced equity investors. Savvy investors will hold the fort, recognizing that buying good businesses at reasonable prices will be satisfactorily rewarding over the long term.

    The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABAX. Please call us during the business day for further information.

                                        Sincerely,

                                        /S/ SIGNATURE Mario J. Gabelli
                                        -------------------------
                                        MARIO J. GABELLI, CFA
                                        Portfolio Manager and
                                        Chief Investment Officer


May 4, 2001

      -----------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                ----------------
      Telephone & Data Systems Inc.                  Viacom Inc.
      Liberty Media Group                            Ralston Purina Group
      Cablevision Systems Corp.                      AOL Time Warner Inc.
      Chris-Craft Industries Inc.                    United Television Inc.
      USA Networks Inc.                              Neiman Marcus Group Inc.
      -----------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager' s views are subject to change at any time based on market and other conditions.

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------
                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               COMMON STOCKS -- 94.6%
               AEROSPACE -- 1.3%
    122,000    Boeing Co. ..............................   $    6,796,620
    200,000    Lockheed Martin Corp. ...................        7,130,000
    118,000    Northrop Grumman Corp. ..................       10,266,000
                                                           --------------
                                                               24,192,620
                                                           --------------
               AGRICULTURE -- 0.5%
     20,000    Agribrands International Inc.+ ..........        1,079,600
    600,000    Archer-Daniels-Midland Co. ..............        7,890,000
     15,000    Delta & Pine Land Co. ...................          361,500
                                                           --------------
                                                                9,331,100
                                                           --------------
               AUTOMOTIVE -- 0.5%
    155,000    General Motors Corp. ....................        8,036,750
     20,000    Volkswagen AG ...........................          919,394
                                                           --------------
                                                                8,956,144
                                                           --------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 3.1%
     75,000    ArvinMeritor Inc. .......................        1,029,750
     58,000    Borg-Warner Automotive Inc. .............        2,324,060
    230,000    Dana Corp. ..............................        3,951,400
    380,000    Federal-Mogul Corp. .....................        1,113,400
    650,000    GenCorp Inc. ............................        6,903,000
    500,000    Genuine Parts Co. .......................       12,955,000
    170,000    Johnson Controls Inc. ...................       10,618,200
    120,000    Midas Inc. ..............................        1,572,000
    300,000    Modine Manufacturing Co. ................        7,725,000
    202,500    Scheib (Earl) Inc.+ .....................          506,250
    210,000    Standard Motor Products Inc. ............        2,226,000
    110,000    Superior Industries International Inc. ..        3,802,700
    400,000    Tenneco Automotive Inc. .................        1,120,000
    100,000    TransPro Inc. ...........................          265,000
                                                           --------------
                                                               56,111,760
                                                           --------------
               AVIATION: PARTS AND SERVICES -- 0.7%
     72,000    Aviall Inc.+ ............................          478,800
    172,400    Curtiss-Wright Corp. ....................        8,318,300
    170,000    Fairchild Corp., Cl. A+ .................          836,400
     60,000    Hi-Shear Industries Inc. ................          165,000
     50,000    Kaman Corp., Cl. A ......................          818,750
     40,000    Precision Castparts Corp. ...............        1,322,000
                                                           --------------
                                                               11,939,250
                                                           --------------
               BROADCASTING -- 5.0%
     34,000    BHC Communications Inc., Cl. A+ .........        4,114,000
    560,000    Chris-Craft Industries Inc.+ ............       35,420,000
     73,786    Chris-Craft Industries Inc., Cl. B+ (a) .        4,666,964
     20,000    Corus Entertainment Inc., Cl. B+ ........          469,964
    150,000    Granite Broadcasting Corp.+ .............          220,312
     30,000    Gray Communications Systems Inc. ........          533,700
    200,000    Gray Communications Systems Inc., Cl. B .        3,240,000



                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
     95,000    Grupo Televisa SA, GDR+ .................   $    3,173,950
    170,000    Liberty Corp. ...........................        5,778,300
    120,000    Paxson Communications Corp., Cl. A+ .....        1,170,000
    400,000    Television Broadcasting Ltd. ............        2,184,904
    247,000    United Television Inc. ..................       28,096,250
     65,000    Young Broadcasting Inc., Cl. A+ .........        2,039,375
                                                           --------------
                                                               91,107,719
                                                           --------------
               BUILDING AND CONSTRUCTION -- 0.3%
     80,111    Huttig Building Products Inc.+ ..........          334,063
    175,000    Nortek Inc.+ ............................        4,786,250
      4,333    Nortek Inc., Special Common+ (a) ........          118,508
                                                           --------------
                                                                5,238,821
                                                           --------------
               BUSINESS SERVICES -- 1.7%
    100,000    ANC Rental Corp.+ .......................          300,000
     76,000    Berlitz International Inc.+ .............        1,006,240
    700,000    Cendant Corp.+ ..........................       10,213,000
    100,000    Ecolab Inc. .............................        4,242,000
     10,000    Imation Corp.+ ..........................          224,300
     66,500    Landauer Inc. ...........................        1,389,185
    130,000    Nashua Corp.+ ...........................          572,000
      1,000    Sodexho Marriott Services Inc. ..........           29,050
    215,000    Vivendi Universal SA, ADR ...............       13,039,750
                                                           --------------
                                                               31,015,525
                                                           --------------
               CABLE -- 3.3%
    580,000    Cablevision Systems Corp., Cl. A+ .......       48,348,800
     40,000    Comcast Corp., Cl. A ....................        1,647,500
     40,000    Comcast Corp., Cl. A, Special ...........        1,677,500
    100,163    NTL Inc.+ ...............................        2,519,099
     60,000    Shaw Communications Inc., Cl. B .........        1,156,492
     80,000    Shaw Communications Inc., Cl. B, Non-Voting+     1,584,000
    300,000    UnitedGlobalCom Inc., Cl. A+ ............        3,937,500
                                                           --------------
                                                               60,870,891
                                                           --------------
               CLOSED END FUNDS -- 0.1%
     84,000    Royce Value Trust Inc. ..................        1,180,200
                                                           --------------
               COMMUNICATIONS EQUIPMENT -- 0.5%
    302,000    Allen Telecom Inc.+ .....................        3,895,800
     50,000    Corning Inc. ............................        1,034,500
     40,000    Lucent Technologies Inc. ................          398,800
    190,000    Motorola Inc. ...........................        2,709,400
     75,000    Nortel Networks Corp. ...................        1,053,750
                                                           --------------
                                                                9,092,250
                                                           --------------
               COMPUTER HARDWARE -- 0.1%
     55,000    Hewlett-Packard Co. .....................        1,719,850
    110,000    Xerox Corp. .............................          658,900
                                                           --------------
                                                                2,378,750
                                                           --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------
                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               COMMON STOCKS (CONTINUED)
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
     40,000    Computer Associates International Inc. ..   $    1,088,000
    220,000    Genuity Inc.+ ...........................          474,375
      5,000    Global Sources Ltd.+ ....................           40,000
     26,000    Internet.com Corp.+ .....................           94,250
                                                           --------------
                                                                1,696,625
                                                           --------------
               CONSUMER PRODUCTS -- 7.0%
      5,000    Alberto-Culver Co., Cl. A ...............          166,550
      1,000    Alberto-Culver Co., Cl. B ...............           39,660
    690,000    Carter-Wallace Inc. .....................       17,187,900
     11,000    Christian Dior SA .......................          390,919
    240,000    Church & Dwight Co. Inc. ................        5,215,200
     30,000    Clorox Co. ..............................          943,500
     60,000    Department 56 Inc.+ .....................          534,000
     20,000    Eastman Kodak Co. .......................          797,800
    348,000    Energizer Holdings Inc.+ ................        8,700,000
    135,000    Fortune Brands Inc. .....................        4,644,000
    330,000    Gallaher Group plc, ADR .................        7,969,500
    420,000    Gillette Co. ............................       13,091,400
     80,000    Harley Davidson Inc. ....................        3,036,000
    170,000    International Flavors & Fragrances Inc. .        3,750,200
    150,000    Mattel Inc. .............................        2,661,000
     30,000    Maytag Corp. ............................          967,500
     66,500    National Presto Industries Inc. .........        1,991,675
     95,000    Philip Morris Companies Inc. ............        4,507,750
    200,000    Procter & Gamble Co. ....................       12,520,000
  1,120,000    Ralston Purina Group ....................       34,888,000
     41,000    Syratech Corp.+ .........................          281,875
    200,000    Wolverine World Wide Inc. ...............        2,916,000
                                                           --------------
                                                              127,200,429
                                                           --------------
               CONSUMER SERVICES -- 0.4%
    400,000    Rollins Inc. ............................        7,720,000
                                                           --------------
               DIVERSIFIED INDUSTRIAL -- 3.3%
      5,000    Anixter International Inc.+ .............          120,500
    110,000    Cooper Industries Inc. ..................        3,679,500
    500,000    Crane Co. ...............................       13,025,000
    115,000    Gardner Denver Machinery Corp.+ .........        2,254,000
    205,000    GATX Corp. ..............................        8,704,300
      3,000    General Electric Co. ....................          125,580
    150,000    GenTek Inc. .............................        1,950,000
     30,000    Harbor Global Co. Ltd.+ .................          200,625
      8,000    Honeywell Inc. ..........................          326,400
    380,000    ITT Industries Inc.+ ....................       14,725,000
    150,000    Katy Industries Inc. ....................        1,050,000
    310,000    Lamson & Sessions Co.+ ..................        2,269,200
     20,000    MagneTek Inc. ...........................          188,600
    160,000    Myers Industries Inc. ...................        2,160,000
    100,000    National Service Industries Inc. ........        2,345,000



                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
     60,000    Pentair Inc. ............................   $    1,528,800
     92,000    Smith Industries plc ....................        1,009,755
      1,000    Sulzer AG ...............................          647,176
    155,000    Thomas Industries Inc. ..................        3,208,500
     80,000    Trinity Industries Inc. .................        1,560,000
                                                           --------------
                                                               61,077,936
                                                           --------------
               ELECTRONICS -- 0.7%
      3,000    Hitachi Ltd., ADR .......................          261,750
     13,000    Kyocera Corp., ADR ......................        1,202,500
     22,000    Molex Inc., Cl. A .......................          611,875
    686,000    Oak Technology Inc.+ ....................        4,051,687
     40,000    Sony Corp., ADR .........................        2,890,000
    244,000    Thomas & Betts Corp. ....................        4,235,840
                                                           --------------
                                                               13,253,652
                                                           --------------
               ENERGY AND UTILITIES -- 5.1%
    135,000    AGL Resources Inc. ......................        2,957,850
    234,000    BP Amoco plc, ADR .......................       11,611,080
     38,000    Brown (Tom) Inc. ........................        1,254,000
     45,000    Burlington Resources Inc. ...............        2,013,750
     30,000    Chevron Corp. ...........................        2,634,000
    350,000    Conectiv Inc. ...........................        7,647,500
     50,000    Conoco Inc., Cl. A ......................        1,405,000
     50,000    Covanta Energy Corp.+ ...................          840,000
     50,000    Devon Energy Corp. ......................        2,910,000
     39,998    DPL Inc. ................................        1,123,944
    250,000    El Paso Electric Co.+ ...................        3,650,000
     40,000    Energy East Corp. .......................          694,000
     55,000    EOG Resources Inc. ......................        2,267,650
    140,000    Exxon Mobil Corp. .......................       11,340,000
     25,000    Global Marine Inc.+ .....................          640,000
     50,000    GPU Inc. ................................        1,624,500
     40,000    Halliburton Co. .........................        1,470,000
    100,000    MCN Energy Group Inc. ...................        2,580,000
    720,000    Niagara Mohawk Holdings Inc.+ ...........       12,168,000
    180,000    NiSource Inc.+ ..........................          496,800
    120,000    Northeast Utilities .....................        2,085,600
     60,000    Pennzoil-Quaker State Co.+ ..............          840,000
    100,000    Progress Energy Inc. ....................           44,500
     15,000    SJW Corp. ...............................        1,196,250
    325,000    Southwest Gas Corp. .....................        6,776,250
    165,000    Texaco Inc. .............................       10,956,000
     11,000    UIL Holdings Corp. ......................          522,500
                                                           --------------
                                                               93,749,174
                                                           --------------
               ENTERTAINMENT -- 10.0%
    810,000    AOL Time Warner Inc.+ ...................       32,521,500
    100,000    Disney (Walt) Co. .......................        2,860,000
     19,406    EMI Group plc ...........................          125,395
    100,000    EMI Group plc, ADR ......................        1,281,670
     40,000    Fisher Companies Inc. ...................        2,070,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------
                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               COMMON STOCKS (CONTINUED)
               ENTERTAINMENT (CONTINUED)
     42,000    Fox Entertainment Group Inc. ............   $      823,200
    200,000    GC Companies Inc.+ ......................          446,000
      4,000    Liberty Livewire Corp., Cl. A+ ..........           13,937
  4,460,000    Liberty Media Group, Cl. A+ .............       62,440,000
     70,000    Metro-Goldwyn-Mayer Inc.+ ...............        1,199,800
     50,000    Six Flags Inc. ..........................          967,500
  1,660,000    USA Networks Inc.+ ......................       39,736,250
    860,000    Viacom Inc., Cl. A+ .....................       38,270,000
                                                           --------------
                                                              182,755,252
                                                           --------------
               ENVIRONMENTAL SERVICES -- 1.1%
    100,000    Allied Waste Industries Inc.+ ...........        1,568,000
     75,000    EnviroSource Inc.+ ......................            5,531
    290,000    Republic Services Inc.+ .................        5,437,500
    500,000    Waste Management Inc. ...................       12,350,000
                                                           --------------
                                                               19,361,031
                                                           --------------
               EQUIPMENT AND SUPPLIES -- 7.4%
    310,000    AMETEK Inc. .............................        8,556,000
     43,000    Amphenol Corp., Cl. A+ ..................        1,354,500
     72,000    Caterpillar Inc. ........................        3,195,360
    100,000    CIRCOR International Inc.+ ..............        1,480,000
    125,000    CLARCOR Inc. ............................        2,887,500
    200,000    Crown Cork & Seal Co. Inc.+ .............          810,000
    100,000    CTS Corp. ...............................        2,075,000
      9,000    Danaher Corp. ...........................          491,040
    400,000    Deere & Co. .............................       14,536,000
    230,000    Donaldson Co. Inc. ......................        6,138,700
    143,600    Fedders Corp. ...........................          804,160
    510,000    Flowserve Corp.+ ........................       11,444,400
    170,000    Gerber Scientific Inc. ..................        1,133,900
    462,000    IDEX Corp. ..............................       13,388,760
     10,000    Ingersoll-Rand Co. ......................          397,100
    220,000    Litton Industries Inc.+ .................       17,672,600
     90,000    Lufkin Industries Inc. ..................        1,794,375
     18,000    Manitowoc Co. Inc. ......................          446,400
     35,000    Met-Pro Corp. ...........................          460,950
    600,000    Navistar International Corp.+ ...........       13,680,000
     20,000    PACCAR Inc. .............................          896,250
    100,000    Sequa Corp., Cl. A+ .....................        3,900,000
    104,000    Sequa Corp., Cl. B+ .....................        5,772,000
    205,000    SPS Technologies Inc.+ ..................        9,237,300
     25,000    Sybron Dental Specialties Inc.+ .........          525,000
    330,000    UCAR International Inc.+ ................        3,828,000
     30,000    Valmont Industries Inc. .................          508,125
    435,000    Watts Industries Inc., Cl. A ............        7,264,500
    120,000    Weir Group plc ..........................          429,072
                                                           --------------
                                                              135,106,992
                                                           --------------


                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               FINANCIAL SERVICES -- 5.1%
     28,000    Aegon NV, ADR ...........................   $      818,720
          1    Al-Zar Ltd.+ (a) ........................              140
     10,200    Alleghany Corp. .........................        2,040,000
    105,000    Allstate Corp. ..........................        4,403,700
    190,000    American Express Co. ....................        7,847,000
     61,000    Argonaut Group Inc. .....................          968,375
     68,000    Bank One Corp. ..........................        2,460,240
        220    Berkshire Hathaway Inc., Cl. A+ .........       14,399,000
     50,000    BKF Capital Group Inc. ..................        1,050,000
     95,000    Block (H&R) Inc. ........................        4,755,700
    200,000    CIT Group Inc., Cl. A ...................        5,776,000
    120,000    Commerzbank AG, ADR .....................        3,352,247
    150,000    Deutsche Bank AG, ADR ...................       11,470,320
     35,000    Dresdner Bank AG, ADR ...................        1,584,187
    275,000    First Union Corp. .......................        9,075,000
     17,000    Lehman Brothers Holdings Inc. ...........        1,065,900
     38,000    Leucadia National Corp. .................        1,222,460
     83,000    Mellon Financial Corp. ..................        3,363,160
     46,000    Metris Companies Inc. ...................          955,880
    240,000    Midland Co. .............................        7,620,000
      2,000    MONY Group Inc. .........................           66,400
     30,000    St. Paul Companies Inc. .................        1,321,500
     42,000    State Street Corp. ......................        3,922,800
     16,000    Stilwell Financial Inc.+ ................          429,120
     20,000    SunTrust Banks Inc. .....................        1,296,000
      1,000    UBS AG ..................................          144,000
      8,000    Value Line Inc. .........................          334,000
     18,000    Waddell & Reed Financial Inc., Cl. A ....          510,300
                                                           --------------
                                                               92,252,149
                                                           --------------
               FOOD AND BEVERAGE -- 7.6%
     16,700    Brau und Brunnen AG+ ....................          280,504
    223,000    Brown-Forman Corp., Cl. A ...............       13,937,500
     45,000    Coca-Cola Co. ...........................        2,032,200
     70,000    Coca-Cola Enterprises Inc. ..............        1,244,600
    120,000    ConAgra Foods Inc. ......................        2,188,800
    268,000    Corn Products International Inc. ........        6,876,880
    290,000    Diageo plc, ADR .........................       11,730,500
      7,500    Farmer Brothers Co. .....................        1,792,031
    121,040    Flowers Foods Inc.+ .....................        2,432,904
    330,000    General Mills Inc. ......................       14,193,300
      5,000    Hain Celestial Group Inc.+ ..............          145,000
    112,000    Heinz (H.J.) Co. ........................        4,502,400
     75,000    Hershey Foods Corp. .....................        5,199,000
     50,000    Interstate Bakeries Corp. ...............          764,000
    450,000    Kellogg Co. .............................       12,163,500
    165,000    LVMH Moet Hennessy Louis Vuitton, ADR ...        1,660,312
    984,290    PepsiAmericas Inc. ......................       15,354,924
    182,000    PepsiCo Inc. ............................        7,998,900
    120,000    Quaker Oats Co. .........................       11,760,000

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------
                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               COMMON STOCKS (CONTINUED)
               FOOD AND BEVERAGE (CONTINUED)
    140,000    Ralcorp Holdings Inc.+ ..................   $    2,506,000
     10,000    Sara Lee Corp. ..........................          215,800
    113,000    Sensient Technologies Corp. .............        2,574,140
     10,000    Smucker (J.M.) Co. ......................          262,000
    139,050    Tootsie Roll Industries Inc. ............        6,417,157
    240,000    Wrigley (Wm.) Jr. Co. ...................       11,580,000
                                                           --------------
                                                              139,812,352
                                                           --------------
               HEALTH CARE -- 2.1%
     25,000    American Home Products Corp. ............        1,468,750
     48,000    Amgen Inc.+ .............................        2,889,000
     25,000    Apogent Technologies Inc.+ ..............          506,000
     36,000    Biogen Inc.+ ............................        2,279,250
     22,000    Bristol-Myers Squibb Co. ................        1,306,800
     40,000    Chiron Corp.+ ...........................        1,755,000
     10,000    GlaxoSmithKline plc, ADR ................          523,000
     53,520    Invitrogen Corp.+ .......................        2,935,572
     30,000    Johnson & Johnson .......................        2,624,100
    111,000    Merck & Co. Inc. ........................        8,424,900
    250,000    Pfizer Inc. .............................       10,237,500
     50,000    Pharmacia Corp. .........................        2,518,500
     33,000    VISX Inc.+ ..............................          566,610
    140,000    Women First HealthCare Inc.+ ............          402,500
                                                           --------------
                                                               38,437,482
                                                           --------------
               HOTELS AND GAMING -- 2.0%
     80,000    Aztar Corp.+ ............................          848,800
    100,000    Boca Resorts Inc., Cl. A+ ...............        1,160,000
    400,000    Gaylord Entertainment Co. ...............       10,640,000
     30,000    GTECH Holdings Corp.+ ...................          817,500
     12,000    Harrah's Entertainment Inc. .............          353,160
    914,000    Hilton Group plc ........................        2,650,864
    800,000    Hilton Hotels Corp. .....................        8,360,000
     80,000    Mandalay Resort Group ...................        1,597,600
     40,000    MGM Mirage Inc.+ ........................        1,004,000
    220,000    Park Place Entertainment Corp.+ .........        2,255,000
    215,000    Starwood Hotels & Resorts Worldwide Inc.         7,312,150
     60,000    Trump Hotels & Casino Resorts Inc.+ .....          130,200
                                                           --------------
                                                               37,129,274
                                                           --------------
               METALS AND MINING -- 0.8%
     50,000    Alcoa Inc. ..............................        1,797,500
    100,000    Barrick Gold Corp. ......................        1,429,000
    300,000    Echo Bay Mines Ltd.+ ....................          195,000
    300,000    Homestake Mining Co. ....................        1,578,000
    500,000    Newmont Mining Corp. ....................        8,060,000
    170,000    Placer Dome Inc. ........................        1,470,500
    250,000    Royal Oak Mines Inc.+ ...................            1,000
    100,000    TVX Gold Inc.+ ..........................           92,000
                                                           --------------
                                                               14,623,000
                                                           --------------


                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               PAPER AND FOREST PRODUCTS -- 1.8%
    220,000    Greif Bros. Corp., Cl. A ................   $    6,187,500
     40,000    Mead Corp. ..............................        1,003,600
     10,000    Sealed Air Corp.+ .......................          333,300
    312,000    St. Joe Co. .............................        7,116,720
    170,000    Westvaco Corp. ..........................        4,119,100
    320,000    Willamette Industries Inc. ..............       14,720,000
                                                           --------------
                                                               33,480,220
                                                           --------------
               PUBLISHING -- 4.8%
    230,000    Belo (A.H.) Corp., Cl. A ................        3,788,100
     15,000    Dow Jones & Co. Inc. ....................          785,250
    200,000    Harcourt General Inc. ...................       11,134,000
     50,000    Lee Enterprises Inc. ....................        1,522,500
     60,000    McClatchy Newspapers Inc., Cl. A ........        2,424,000
    135,000    McGraw-Hill Companies Inc. ..............        8,052,750
    413,200    Media General Inc., Cl. A ...............       19,048,520
     82,000    Meredith Corp. ..........................        2,862,620
    132,000    New York Times Co., Cl. A ...............        5,408,040
     14,000    News Corp. Ltd., ADR ....................          439,600
    372,000    Penton Media Inc. .......................        5,412,600
     75,000    PRIMEDIA Inc.+ ..........................          472,500
    130,000    Pulitzer Inc. ...........................        7,202,000
    140,000    Reader's Digest Association Inc., Cl. B .        3,360,000
     60,000    Scripps (E.W.) Co., Cl. A ...............        3,478,200
     94,640    Seat-Pagine Gialle SpA ..................          113,701
    115,000    Thomas Nelson Inc. ......................          744,050
    274,550    Tribune Co. .............................       11,185,167
                                                           --------------
                                                               87,433,598
                                                           --------------
               REAL ESTATE -- 0.6%
    385,000    Catellus Development Corp.+ .............        6,063,750
     48,000    Florida East Coast Industries Inc., Cl. A        1,612,800
     72,082    Florida East Coast Industries Inc., Cl. B        2,209,313
     80,000    Griffin Land & Nurseries Inc.+ ..........        1,480,000
      3,961    HomeFed Corp.+ ..........................            3,416
                                                           --------------
                                                               11,369,279
                                                           --------------
               RETAIL -- 2.9%
     41,000    Aaron Rents Inc. ........................          660,100
     20,000    Aaron Rents Inc., Cl. A .................          308,000
    280,000    Albertson's Inc. ........................        8,909,600
    600,000    AutoNation Inc.+ ........................        5,400,000
    235,000    Blockbuster Inc., Cl. A .................        3,522,650
    175,000    Burlington Coat Factory Warehouse Corp. .        3,447,500
      4,000    Coldwater Creek Inc.+ ...................           89,760
     17,000    Delhaize America Inc., Cl. A ............          347,650
    140,000    Kroger Co.+ .............................        3,610,600
    180,500    Lillian Vernon Corp. ....................        1,317,650
    660,000    Neiman Marcus Group Inc., Cl. B+ ........       19,932,000
    705,000    Rite Aid Corp.+ .........................        4,716,450
                                                           --------------
                                                               52,261,960
                                                           --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------
                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               COMMON STOCKS (CONTINUED)
               SATELLITE -- 0.3%
    250,099    General Motors Corp., Cl. H+ ............   $    4,876,931
    100,000    Loral Space & Communications Ltd.+ ......          219,000
                                                           --------------
                                                                5,095,931
                                                           --------------
               SPECIALTY CHEMICALS -- 1.8%
    444,500    Ferro Corp. .............................        9,036,685
     65,000    Fuller (H.B.) Co. .......................        2,738,125
    300,000    General Chemical Group Inc. .............          240,000
    100,000    Great Lakes Chemical Corp. ..............        3,074,000
    340,000    Hercules Inc.+ ..........................        4,416,600
    210,000    Material Sciences Corp.+ ................        1,690,500
    630,000    Omnova Solutions Inc. ...................        4,183,200
    230,000    Rohm & Haas Co. .........................        7,086,300
                                                           --------------
                                                               32,465,410
                                                           --------------
               TELECOMMUNICATIONS -- 7.1%
      7,500    Allegiance Telecom Inc.+ ................          110,625
    100,000    ALLTEL Corp. ............................        5,246,000
    850,000    AT&T Corp. ..............................       18,105,000
    210,000    BCE Inc. ................................        4,727,100
    160,000    BellSouth Corp. .........................        6,547,200
     14,000    Brasil Telecom Participacoes SA, ADR ....          548,100
    210,000    Cable & Wireless plc, ADR ...............        4,326,000
    550,000    CenturyTel Inc. .........................       15,812,500
    380,000    Citizens Communications Co. .............        4,807,000
    325,665    Commonwealth Telephone Enterprises Inc.+        11,235,443
     35,000    Commonwealth Telephone
                   Enterprises Inc., Cl. B+ ............        1,216,250
     60,000    Embratel Participacoes SA, ADR+ .........          558,000
     20,000    Global Crossing Ltd.+ ...................          269,800
    115,000    Qwest Communications International Inc.+         4,030,750
    295,000    RCN Corp.+ ..............................        1,779,219
     10,000    Rogers Communications Inc., Cl. B+ ......          148,610
    430,000    Rogers Communications Inc., Cl. B, ADR+ .        6,381,200
    100,000    SBC Communications Inc. .................        4,463,000
    160,000    Sprint Corp.+ ...........................        3,518,400
     75,403    Tele Norte Leste Participacoes SA, ADR ..        1,227,561
    500,000    Telecom Italia SpA ......................        5,038,986
    117,000    Telecom Italia SpA, ADR .................       11,688,300
     89,292    Telefonica SA, ADR ......................        4,277,078
     11,613    Telefonica SA, BDR+ .....................          179,587
     20,000    Telefonos de Mexico SA, Cl. L, ADR ......          630,800
     37,500    TELUS Corp. .............................          818,070
     22,500    TELUS Corp., ADR ........................          490,842
     12,500    TELUS Corp., Non-Voting .................          247,684
     21,500    TELUS Corp., Non-Voting, ADR ............          433,655
    230,000    Verizon Communications ..................       11,339,000
                                                           --------------
                                                              130,201,760
                                                           --------------



                                                                MARKET
    SHARES                                                       VALUE
    ------                                                      ------
               TRANSPORTATION -- 0.2%
     80,000    AMR Corp.+ ..............................   $    2,809,600
      4,000    Kansas City Southern Industries Inc. ....           56,800
      3,000    Providence & Worcester Railroad Co. .....           21,750
     25,000    Ryder System Inc. .......................          449,750
                                                           --------------
                                                                3,337,900
                                                           --------------
               WIRELESS COMMUNICATIONS -- 5.3%
     55,000    America Movil, SA de CV, Cl. L, ADR+ ....          805,750
     80,000    AT&T Wireless Group+ ....................        1,534,400
     20,000    Leap Wireless International Inc.+ .......          561,250
    200,000    Nextel Communications Inc., Cl. A+ ......        2,875,000
     40,000    Nextel Partners Inc., Cl. A+ ............          549,375
     60,000    Price Communications Corp.+ .............        1,032,600
    230,000    Rogers Wireless
                   Communications Inc., Cl. B+ .........        3,013,000
    320,000    Sprint Corp. (PCS Group)+ ...............        6,080,000
      6,750    Tele Celular Sul Participacoes SA, ADR ..          120,150
     22,500    Tele Centro Oeste Celular
                   Participacoes SA, ADR ...............          182,025
      1,350    Tele Leste Celular Participacoes SA, ADR            49,140
      3,375    Tele Nordeste Celular Participacoes SA, ADR         90,788
      1,350    Tele Norte Celular Participacoes SA, ADR            37,800
  1,800,000    Telecom Italia Mobile SpA ...............       12,157,216
      3,375    Telemig Celular Participacoes SA, ADR ...          135,169
    700,000    Telephone & Data Systems Inc. ...........       65,450,000
     27,000    Telesp Celular Participacoes SA, ADR ....          399,870
     45,000    Teligent Inc., Cl. A+ ...................           26,719
     27,000    Vodafone Group plc, ADR .................          733,050
     16,120    VoiceStream Wireless Corp.+ .............        1,489,085
     30,000    Winstar Communications Inc.+ ............           64,688
                                                           --------------
                                                               97,387,075
                                                           --------------
               TOTAL COMMON STOCKS .....................    1,728,623,511
                                                           --------------

               PREFERRED STOCKS -- 0.1%
               METALS AND MINING -- 0.0%
     15,000    Freeport-McMoRan Copper & Gold Inc.,
                   7.00% Cv. Pfd. ......................          212,250
                                                           --------------
               TELECOMMUNICATIONS -- 0.0%
     13,000    Citizens Communications Co.,
                   5.00% Cv. Pfd. ......................          710,905
                                                           --------------
               WIRELESS COMMUNICATIONS -- 0.0%
  7,686,101    Telesp Celular Participacoes SA, Pfd.+ ..           45,012
                                                           --------------
               TOTAL PREFERRED STOCKS ..................          968,167
                                                           --------------

THE GABELLI ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------




  PRINCIPAL                                                     MARKET
   AMOUNT                                                        VALUE
  ---------                                                     ------
               CORPORATE BONDS -- 0.0%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$ 1,300,000    Standard Motor Products Inc.,
                          Sub. Deb. Cv.
                          6.75%, 07/15/09 ..............   $      767,000
                                                           --------------

    SHARES
    ------
               RIGHTS -- 0.0%
               WIRELESS COMMUNICATIONS -- 0.0%
    230,000    Rogers Wireless Communications Inc.+ ....            6,900
                                                           --------------

  PRINCIPAL
   AMOUNT
  ---------
               U.S. GOVERNMENT OBLIGATIONS -- 4.7%
$86,933,000    U.S. Treasury Bills,
                          4.57% to 5.68%++,
                          due 04/05/01 to 05/17/01 .....       86,594,549
                                                           --------------
               TOTAL INVESTMENTS -- 99.4%
                  (Cost $1,223,178,604) ................    1,816,960,127
               OTHER ASSETS AND
                  LIABILITIES (NET) -- 0.1% ............       11,191,269
                                                           --------------
               NET ASSETS-- 100.0% .....................   $1,828,151,396
                                                           ==============



                                           SETTLEMENT        UNREALIZED
                                              DATE          APPRECIATION
                                           ----------       ------------
               FORWARD FOREIGN EXCHANGE CONTRACTS
 17,267,780(b) Deliver Hong Kong Dollars
                  in exchange for
                  USD 2,218,333 .........   08/03/01             $ 11,948
                                                           ==============

----------
(a)   Security fair valued under procedures established by the Board of
      Trustees.
(b)   Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.

--------------------------------------------------------------------------------

GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly  with us,  you will be  giving us  some
non-public information about  yourself.   The non-public  information we collect
about you is:

[BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

[BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS  WITH OUR
         AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                            GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital
appreciation.    (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation.   (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITESSM FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the
preservation of principal and liquidity.   (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime
quality, domestic money market instruments.    (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current
   income and capital appreciation.    (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL GROWTH FUND
   Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA
--------------------------------------------------------------------------------
TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI

        1-800-422-3554 (BULLET) 914-921-5100 (BULLET) FAX: 914-921-5118
                           (BULLET) INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI ASSET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF TRUSTEES
Mario J. Gabelli, CFA                                Karl Otto Pohl
CHAIRMAN AND CHIEF                                   FORMER PRESIDENT
INVESTMENT OFFICER                                   DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                                  Anthony R. Pustorino
FORMER SENIOR VICE PRESIDENT                         CERTIFIED PUBLIC ACCOUNTANT
DOLLAR DRY DOCK SAVINGS BANK                         PROFESSOR, PACE UNIVERSITY

Anthony J. Colavita                                  Anthonie C. van Ekris
ATTORNEY-AT-LAW                                      MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.                            BALMAC INTERNATIONAL, INC.

James P. Conn                                        Salvatore J. Zizza
FORMER CHIEF INVESTMENT OFFICER                      CHAIRMAN
FINANCIAL SECURITY ASSURANCE                         THE BETHLEHEM CORP.
HOLDINGS LTD.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.


                         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA                                Bruce N. Alpert
PORTFOLIO MANAGER                                    PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Asset Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB405Q101SR


                      [PHOTO OF MARIO J. GABELLI OMITTED]

                                  THE
                                  GABELLI
                                  ASSET
                                  FUND

                                                     FIRST QUARTER REPORT
                                                           MARCH 31, 2001